UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2019

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 15, 2019, Zoetis Inc. (the “Company”) held its Annual Meeting of Shareholders in Short Hills, New Jersey (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2019 (the “Proxy Statement”). There were 423,694,438 shares of common stock present at the Annual Meeting in person or by proxy, which represented 88.4% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on March 21, 2019 (the “Record Date”).
The shareholders of the Company voted on the following proposals at the Annual Meeting:
1. To elect four directors, all of whom are currently serving on the Company’s Board of Directors, each to serve until the 2022 Annual Meeting of Shareholders or until his successor has been elected and qualified, or until his earlier death, resignation or removal.
2. A non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.
3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Juan Ramón Alaix	398,227,131	2,937,768	222,187	22,307,352
Paul M. Bisaro	397,422,052	3,741,278	223,756	22,307,352
Frank A. D’Amelio	341,014,748	60,152,755	219,583	22,307,352
Michael B. McCallister	390,848,173	10,320,574	218,339	22,307,352
Each of the four nominees for director was elected to serve until the 2022 Annual Meeting of Shareholders or until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
382,816,028	18,209,343	361,025	22,308,042
The shareholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
419,521,224	3,956,726	216,488	—
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Item 7.01. Regulation FD Disclosure.
On May 15, 2019, the Company declared a dividend of $0.164 per share for the third quarter of 2019. The dividend will be paid on September 3, 2019, to all holders of record of the Company's common stock as of the close of business on July 19, 2019.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release issued on May 15, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: May 15, 2019